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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

     Date of Report  (Date of Earliest Event Reported):  October 17, 2007


                        N-VIRO INTERNATIONAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


     Delaware                         0-21802                   34-1741211
(State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
Incorporation or Organization)                               Identification No.)


     3450 W. Central Avenue, Suite 328
     Toledo, Ohio                                             43606
  (Address of principal executive offices)                  (Zip Code)

      Registrant's telephone number, including area code:    (419) 535-6374

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  1.01     ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

     On October 17, 2007, N-Viro International Corporation renewed for an additional 12 months its line of credit with Monroe Bank + Trust. In connection with the renewal, the Company entered into a new Commercial Line of Credit Agreement and Note (the "Agreement"), which provides for the new maturity date of October 17, 2008. Except for the extension of the maturity date, none of the other terms or conditions of the prior line of credit was changed. A copy of the Agreement is attached as Exhibit 99.1 and is incorporated by reference into this item.


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits

     Exhibit No.     Description
     -----------     -----------
     99.1            Commercial Line of Credit Agreement and Note dated
                        October 17, 2007 with Monroe Bank + Trust.

The information in this Form 8-K, and the exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                        N-VIRO INTERNATIONAL CORPORATION

Dated:          November 7, 2007            By:     /s/  James K. McHugh
                -----------------                  ----------------------
                                                   James K. McHugh
                                                   Chief Financial Officer